UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:	May 17, 2013
Date of earliest event reported:	May 14, 2013
Commission File No. 0-10587
FULTON FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2195389
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
P.O. Box 4887, One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: 717-291-2411
Former name or former address, if changed since last Report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐  Written communications pursuant to Rule 425 under the Securities Act
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     ☐  Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 17, 2013, Fulton Financial Corporation (“Fulton”) issued a press release, which is attached as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference, to announce the retirement of Charles J. Nugent, Fulton's Senior Executive Vice President and Chief Financial Officer.
Mr. Nugent advised Fulton of his intent to retire on May 14, 2013. His retirement as Fulton's Senior Executive Vice President and Chief Financial Officer will be effective December 31, 2013.

Item 9.01 - Financial Statements and Exhibits
(d)    Exhibits.

Exhibit No.	Description
99.1	Fulton press release dated May 17, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2013	FULTON FINANCIAL CORPORATION
By: /s/ E. Philip Wenger
E. Philip Wenger
Chairman of the Board, President
and Chief Executive Officer